Westwood Holdings Group, Inc. Reports Second Quarter 2019 Results
Expands Sales Team, Delivers Outperformance Across Multiple Strategies and Adds Service Offerings
Dallas, TX, July 31, 2019 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported second quarter 2019 earnings. Highlights from the quarter include:

•	Revenues of $21.7 million compared with $23.9 million in the first quarter and $32.8 million in last year's second quarter.

•
Net income of $1.9 million compared with $0.4 million in the first quarter and $8.0 million in last year's second quarter. Non-GAAP Economic Earnings of $4.8 million compared with $4.1 million in the first quarter of 2019 and $12.2 million in the second quarter of 2018.

•	All of our U.S. Value teams, our Market Neutral Income, Strategic Global Convertibles and Emerging Markets teams outperformed their primary benchmarks.

•
Top decile performance was achieved by our SmallCap Value and Flexible Income teams, and our other U.S. Value teams, Income Opportunity, Market Neutral Income and Emerging Markets teams posted top quartile performance.

•	Our Intermediary Sales Team added four experienced Tier 1 external wholesalers and one experienced internal wholesaler.

•	At quarter-end, Westwood had $103.9 million in cash and short-term investments, stockholders’ equity of $154 million and no debt.

Revenues of $21.7 million decreased $2.2 million from the first quarter and $11.1 million from last year's second quarter on lower average assets under management ("AUM") resulting from net outflows and lower performance-based fees.

AUM at June 30, 2019 totaled $15.4 billion compared to $16.8 billion at March 31, 2019 and $21.6 billion at June 30, 2018.

Second quarter net income of $1.9 million compared with $0.4 million in the first quarter. The increase was due to higher seasonal payroll tax and benefit matching on bonuses paid in the first quarter. Diluted earnings per share of $0.22 compared to $0.05 for the first quarter. Non-GAAP Economic Earnings of $4.8 million, or $0.56 per share, compared to $4.1 million, or $0.49 per share, in the first quarter.

Second quarter net income of $1.9 million compared with $8.0 million in last year's second quarter. The decrease was due to lower total revenues and a $0.6 million net foreign currency loss, partially offset by lower incentive compensation expense. Non-GAAP Economic Earnings decreased from $12.2 million, or $1.43 per share, in the second quarter of 2018, to $4.8 million, or $0.56 per share, in the current quarter.

Brian Casey, Westwood’s President & CEO, commented, "Our overall product performance was solid during the second quarter, particularly our SMidCap and Income Opportunity portfolios, and SmallCap earned a 5-Star Overall Morningstar Rating™. We continue to see both interest and activity with our SmallCap Value strategy, which has delivered steady performance for the past several quarters. We are very encouraged by robust sales activity supporting a growing pipeline as our Institutional and Intermediary Sales teams reach fully-staffed levels with well-defined coverage and responsibilities. As we continue to implement ways to manage costs and run our business efficiently, we are very pleased with our technology initiative progress as we migrate our systems to InvestCloud. From a business innovation standpoint, our Sensible Fees™ structure has been well received, generating positive industry recognition and thought leadership opportunities. Our product development efforts are focused on growing our multi-asset franchise. Charis Bank, in conjunction with our Wealth Management team, has officially opened Westwood Private Bank (a division of Charis Bank) located adjacent to our Dallas headquarters in the Crescent. We will work closely with Westwood Private Bank to deliver on our commitment to provide clients with a wide spectrum of financial planning, trust and investment services via frictionless interactions, state-of-the-art safeguards and white-glove service for traditional banking products such as cash and lending. With these strategic initiatives, we are well positioned to overcome recent industry disruptions and support the needs of our clients."

Westwood’s Board of Directors declared a quarterly cash dividend of $0.72 per common share, payable on October 1, 2019 to stockholders of record on September 6, 2019.

Economic Earnings and Economic Earnings per Share ("Economic EPS") are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.

Westwood will host a conference call to discuss second quarter 2019 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, dial 877-303-6235 (domestic and Canada) or 631-291-4837 (international). The conference call can also be accessed via our Investor Relations page at westwoodgroup.com and will be available for replay through August 1, 2019 by dialing 855-859-2056 (domestic and Canada) or 404-537-3406 (international) and then entering the passcode 5888804.

About Westwood

Westwood Holdings Group, Inc. provides investment management services to institutional investors, private wealth clients and financial intermediaries. The firm has $15.4 billion in assets under management, of which $2.3 billion are in values-based and socially responsible investment mandates as of June 30, 2019. Westwood offers a range of investment strategies including U.S. equities, Multi-Asset, Emerging Markets equities, Global Convertible securities and Master Limited Partnerships (MLPs) portfolios. Access to these strategies is available through separate accounts, the Westwood Funds® family of mutual funds, UCITS funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Texas, Westwood also maintains offices in Toronto, Boston and Houston.

For more information on Westwood, please visit westwoodgroup.com.

©2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Forward-looking Statements

Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “forecast,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “may,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our assets under management; regulations adversely affecting the financial services industry; competition in the investment management industry; our assets under management includes investments in foreign companies; our ability to develop and market new investment strategies successfully; our reputation and relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to maintain effective cyber security; our ability to perform operational tasks; our ability to identify and execute on our strategic initiatives; our ability to maintain effective information systems; our ability to select and oversee third-party vendors; litigation risks; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; our ability to maintain our fee structure in light of competitive fee pressures; our relationships with investment consulting firms; the significant concentration of our revenues in a small number of customers; and the other risks detailed from time to time in Westwood’s Securities and Exchange Commission filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2018 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
SVP, Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018
REVENUES:
Advisory fees:
Asset-based	$14,695	$16,406	$23,473
Performance-based	120	180	1,649
Trust fees	6,444	6,539	7,465
Other, net	450	737	173
Total revenues	21,709	23,862	32,760
EXPENSES:
Employee compensation and benefits	11,378	14,610	14,654
Sales and marketing	514	530	409
Westwood mutual funds	661	846	1,002
Information technology	2,282	1,977	2,383
Professional services	1,169	1,149	1,277
General and administrative	2,402	2,434	2,454
(Gain) loss on foreign currency transactions	724	820	(355)
Total expenses	19,130	22,366	21,824
Net operating income	2,579	1,496	10,936
Other income	77	—	—
Income before income taxes	2,656	1,496	10,936
Provision for income taxes	795	1,104	2,944
Net income	$1,861	$392	$7,992
Other comprehensive income (loss):
Foreign currency translation adjustments	735	831	(479)
Total comprehensive income	$2,596	$1,223	$7,513

Earnings per share:
Basic	$0.22	$0.05	$0.95
Diluted	$0.22	$0.05	$0.94

Weighted average shares outstanding:
Basic	8,446,610	8,363,109	8,399,148
Diluted	8,476,777	8,455,386	8,543,353

Economic Earnings	$4,773	$4,116	$12,245
Economic EPS	$0.56	$0.49	$1.43

Dividends declared per share	$0.72	$0.72	$0.68

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share and share amounts)
(unaudited)

	Six Months Ended June 30,
	2019	2018
REVENUES:
Advisory fees:
Asset-based	$31,101	$47,956
Performance-based	300	2,984
Trust fees	12,983	15,074
Other, net	1,187	313
Total revenues	45,571	66,327
EXPENSES:
Employee compensation and benefits	25,988	32,413
Sales and marketing	1,044	852
Westwood mutual funds	1,507	1,987
Information technology	4,259	4,421
Professional services	2,318	2,305
General and administrative	4,836	4,869
(Gain) loss on foreign currency transactions	1,544	(1,419)
Total expenses	41,496	45,428
Net operating income	4,075	20,899
Gain on sale of operations	—	524
Other income	77	—
Income before income taxes	4,152	21,423
Provision for income taxes	1,899	5,453
Net income	$2,253	$15,970
Other comprehensive income (loss):
Foreign currency translation adjustments	1,566	(1,678)
Total comprehensive income	$3,819	$14,292

Earnings per share:
Basic	$0.27	$1.92
Diluted	$0.27	$1.87

Weighted average shares outstanding:
Basic	8,406,367	8,336,923
Diluted	8,467,589	8,543,401

Economic Earnings	$8,890	$24,887
Economic EPS	$1.05	$2.91

Dividends declared per share	$1.44	$1.36

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$56,310	$52,449
Accounts receivable	13,680	18,429
Investments, at fair value	47,602	65,781
Prepaid income taxes	822	349
Other current assets	2,680	2,731
Total current assets	121,094	139,739
Investments (including investments at fair value of $250 and $0)	5,675	5,425
Goodwill	19,804	19,804
Deferred income taxes	4,356	5,102
Operating lease right-of-use assets	8,149	8,698
Intangible assets, net	15,771	15,961
Property and equipment, net of accumulated depreciation of $6,916 and $6,462	4,637	4,454
Total assets	$179,486	$199,183

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$2,122	$2,518
Dividends payable	7,230	7,710
Compensation and benefits payable	4,612	15,102
Operating lease liabilities	1,521	1,432
Income taxes payable	531	365
Total current liabilities	16,016	27,127
Accrued dividends	920	1,576
Noncurrent operating lease liabilities	8,564	9,331
Total liabilities	25,500	38,034

Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 10,336,363 and outstanding 8,944,733 shares at June 30, 2019; issued 10,182,583 and outstanding 8,904,902 shares at December 31, 2018	104	102
Additional paid-in capital	200,028	194,116
Treasury stock, at cost - 1,391,630 shares at June 30, 2019; 1,277,681 shares at December 31, 2018	(62,883)	(58,711)
Accumulated other comprehensive loss	(3,317)	(4,883)
Retained earnings	20,054	30,525
Total stockholders’ equity	153,986	161,149
Total liabilities and stockholders’ equity	$179,486	$199,183

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,253	$15,970
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	425	434
Amortization of intangible assets	836	836
Unrealized (gains) losses on trading investments	(600)	256
Stock based compensation expense	5,683	7,963
Deferred income taxes	763	(1,631)
Non-cash lease expense	561	525
Gain on sale of operations	—	(524)
Changes in operating assets and liabilities:
Net sales (purchases) of investments- trading securities	18,779	(10,445)
Accounts receivable	4,891	(1,616)
Other current assets	(589)	4,637
Accounts payable and accrued liabilities	(604)	(442)
Compensation and benefits payable	(10,357)	(9,844)
Income taxes payable	(288)	2,881
Other liabilities	(692)	(599)
Net cash provided by operating activities	21,061	8,401
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(402)	(426)
Proceeds from Omaha divestiture	—	10,013
Purchases of investments	(250)	(5,000)
Net cash provided by (used in) investing activities	(652)	4,587
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	(806)	—
Purchase of treasury stock under employee stock plans	(981)	(726)
Restricted stock returned for payment of taxes	(2,385)	(4,687)
Cash dividends paid	(13,860)	(13,075)
Net cash used in financing activities	(18,032)	(18,488)
Effect of currency rate changes on cash	1,484	(1,448)
NET CHANGE IN CASH AND CASH EQUIVALENTS	3,861	(6,948)
Cash and cash equivalents, beginning of period	52,449	54,249
Cash and cash equivalents, end of period	$56,310	$47,301

Supplemental cash flow information:
Cash paid during the period for income taxes	$1,417	$4,169
Accrued dividends	$8,150	$8,260
Accrued purchase of property and equipment	$203	$—

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Net Income to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019	June 30, 2018
Net Income	$1,861	$392	$7,992
Add: Stock based compensation expense	2,430	3,252	3,776
Add: Intangible amortization	423	413	418
Add: Tax benefit from goodwill amortization	59	59	59
Economic Earnings	$4,773	$4,116	$12,245

Diluted weighted average shares	8,476,777	8,455,386	8,543,353
Economic EPS	$0.56	$0.49	$1.43

	Six Months Ended June 30,
	2019	2018
Net Income	$2,253	$15,970
Add: Stock based compensation expense	5,683	7,963
Add: Intangible amortization	836	836
Add: Tax benefit from goodwill amortization	118	118
Economic Earnings	$8,890	$24,887

Diluted weighted average shares	8,467,589	8,543,401
Economic EPS	$1.05	$2.91

As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, net income and earnings per share, which are reported on a GAAP basis. Management reviews Economic Earnings and Economic EPS to evaluate Westwood’s ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP net income or earnings per share, are useful for management and investors when evaluating Westwood’s underlying operating and financial performance and its available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.

We define Economic Earnings as net income plus non-cash equity-based compensation expense, amortization of intangible assets, and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.